EXHIBIT 31.6

PRINCIPAL FINANCIAL OFFICER SECTION 302 CERTIFICATION

I, Caroline Rook, certify that:

1. I have reviewed this Amendment No. 2 to Annual Report on Form 10-K of Support.com, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 16, 2021	By: /s/ Caroline Rook
Caroline Rook
Principal Financial Officer/Chief Financial Officer